UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

NEXITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51273	63-0523669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Blue Lake Drive, Suite 330 Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 298-6391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) In a meeting held on September 11, 2007, the audit committee of Nexity Financial Corporation (the “Corporation”) authorized the Corporation to restate certain financial statements included in the Corporation’s Form 10-K filed on March 14, 2007 for the fiscal year ended December 31, 2006 and its Form 10-Q filed on May 9, 2007 for the three months ended March 31, 2007. The Corporation’s audit committee made this determination after consultation with the Corporation’s independent accountant. This authorization to restate certain financial statements resulted from comments provided by the Securities and Exchange Commission (the “Commission”) dated July 18 and September 6, 2007.

The Corporation will amend the following items of its Form 10-K for the fiscal year ended December 31, 2006:

Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — This item will be amended to provide additional disclosures regarding the unallocated portion of the Corporation’s allowance for loan losses as it relates to recent trends in interest rates, the Corporation’s concentration in business and development loans, recent trends in the insurance industry, and recent trends in the real estate market.

Item 15 — Exhibits and Financial Statement Schedules — This item will be amended solely to reclassify cash flows from purchases and sales of trading securities to operating activities from investing activities in the Corporation’s Statement of Cash Flows for the year ended December 31, 2006, consistent with the accounting principles set forth in Statement of Financial Accounting Standards (“SFAS”) No. 102, and to disclose the information required by paragraph 26 of SFAS 154. The restatement had no effect on total changes in cash and cash equivalents.

The Corporation will amend the following item of its Form 10-Q for the period ended March 31, 2007:

Item 15 — Exhibits and Financial Statement Schedules — This item will be amended solely to reclassify cash flows from purchases and sales of trading securities to operating activities from investing activities in the Corporation’s Statement of Cash Flows for the period ended March 31, 2007, consistent with the accounting principles set forth in SFAS No. 102, and to disclose the information required by paragraph 26 of SFAS 154. The restatement had no effect on total changes in cash and cash equivalents.

As a result of the Commission’s comments, the Corporation is amending its Form 10-K for the year ended December 31, 2006 and its Form 10-Q for the period ended March 31, 2007 to correct and restate the financial information referenced above. Such amendments to Forms 10-K and 10-Q are being filed today.

Therefore, the previously issued financial statements included the Form 10-K for the year ended December 31, 2006 and the Form 10-Q for the period ended March 31, 2007 as originally filed should no longer be relied upon.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 17, 2007

NEXITY FINANCIAL CORPORATION

/s/ John J. Moran
By: Its:	John J. Moran Executive Vice President and Chief Financial Officer

3